UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 10, 2007

ENERGY INFRASTRUCTURE ACQUISITION CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-32941	20-3521405
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 1300, 1105 North Market Street, Wilmington, Delaware	19899
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (302) 655-1771

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

On December 10, 2007, Energy Infrastructure Acquisition Corp. (the “Company”) was notified that the partners of Goldstein Golub Kessler LLP (“GGK”) became partners of McGladrey & Pullen, LLP (“McGladrey & Pullen”) in a limited asset purchase agreement and that GGK resigned as independent registered public accounting firm for the Company. McGladrey & Pullen was appointed as the Company’s new independent registered public accounting firm.

The audit reports of GGK on the financial statements of the Company as of and for the years ended to December 31, 2006 and 2005 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. GGK’s 2006 and 2005 audit report relating to GGK’s audit of Company’s financial statements for the fiscal years ended December 31, 2006 and 2005 included an emphasis paragraph relating to an uncertainty as to the Company’s ability to continue as a going concern.

The decision to engage McGladrey & Pullen, LLP was approved by the audit committee of the board of directors on December 13, 2007.

During the Company’s most two recent fiscal years ended December 31, 2006 and 2005 and through December 10, 2007, the Company did not consult with McGladrey & Pullen on (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that may be rendered on the Company’s financial statements, and McGladrey & Pullen did not provide either a written report or oral advice to the Company that was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) the subject of any disagreement, as defined in Item 304 (a)(1)(iv) of Regulation S-K and the related instructions, or a reportable event within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

In connection with the audits of the Company’s financial statements for the fiscal year ended December 31, 2006 and 2005 and through the date of this Current Report, there were: (i) no disagreements between the Company and GGK on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of GGK, would have caused GGK to make reference to the subject matter of the disagreement in their reports on the Company’s financial statements for such years, and (ii) no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided GGK a copy of the disclosures in this Form 8-K and has requested that GGK furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not GGK agrees with the Company’s statements in this Item 4.01(a). A copy of the letter dated December 10, 2007, furnished by GGK in response to that request is filed as Exhibit 16.2 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

16.1	Letter of Goldstein Golub Kessler LLP, dated December 10, 2007.

16.2	Letter of Goldstein Golub Kessler LLP, dated December 10, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 13, 2007

ENERGY INFRASTRUCTURE ACQUISITION CORP.

By:	/s/ Marios Pantazopoulos
Name: Marios Pantazopoulos Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

16.1	Letter of Goldstein Golub Kessler LLP, dated December 10, 2007.

16.2	Letter of Goldstein Golub Kessler LLP, dated December 10, 2007.